TCW Galileo
Funds, Inc.

This prospectus tells you about the Advisor Class shares of the TCW Galileo Select Equities Fund offered by TCW Galileo Funds, Inc. (the "Fund). Please read this document carefully before investing, and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


August 6, 2001


LOGO


Table of Contents

General Fund Information....................................................   2
         Investment Objectives and Principal Strategies.....................   2
         Principal Risks....................................................   2
         Performance Summary................................................   4
         Fund Expenses and Expense Example..................................   6
TCW Galileo Select Equities Fund............................................   7
         Investment Objectives/Approach.....................................   7
         Main Risks.........................................................   8
         Risk Considerations................................................   9
         Management of the Fund.............................................  13
         Multiple Class Structure...........................................  13
Your Investment.............................................................  14
         Account Policies and Services......................................  14
         Distributions and Taxes............................................  16
         Financial Highlights...............................................  17
For More Information........................................................  18

General Fund Information

Investment Objectives and Principal Strategies

        TCW Galileo Funds, Inc                   Investment Objectives             Principal Investment Strategies
        ----------------------                   ---------------------             -------------------------------
   TCW Galileo Select Equities Fund         Long-term capital appreciation        Invests in common stock of large
                                                                                      capitalization companies

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as the Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. Investments in the Fund are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

   The Fund may also be subject (invarying degrees) to the following risks:

 .  LIQUIDITY RISK

   There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund may invest a portion of its assets in foreign company securities and may be subject to foreign investing risk. If the Fund invests in "emerging markets," the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 9.

Because the Fund is non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The chart and table below shows summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year and how the Fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and tables assume reinvestment of dividends and distributions.

The bar chart, the Average Annual Total Return table and the Best and Worst Quarterly Performance table show performance of the Fund's Institutional Class Shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Institutional Class and Advisor Class shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), the Advisor Class performance would be lower than the Institutional Class performance because of the higher expenses paid by the Advisor Class shares.

The Fund's performance information, includes performance of the predecessor limited partnership of the Fund, which was managed by an affiliate of TCW Investment Management Company using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operations. The predecessor limited partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and, therefore were not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year

                       TCW Galileo Select Equities Fund

                 10.85% 22.93% -7.04% 26.45% 20.58%  22.70% 37.97% 42.95% -6.21%

                  1992   1993   1994   1995   1996    1997   1998   1999   2000*



*The Fund's total return for Institutional Class for the period January 1, 2001 to March 31, 2001 is: -21.78%

            Best and worst quarterly performance during this period

                                                 Performance
  . Select Equities Fund
     Quarter ended December 31, 1999             31.15% (Best)
     Quarter ended December 31, 2000            -18.70% (Worst)

                 Average Annual Total Return as of December 31

                                    1 year       5 year       Since inception
  . Select Equities Fund            -6.21%       22.31%            18.59%
    S&P 500                         -9.10%       18.33%            16.80%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Advisor Class shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees and an administrative services fee.

FEE TABLE

                Shareholder Transaction Fees

                1)   Redemption Fees........................          None
                2)   Exchange Fees..........................          None
                3)   Contingent Deferred Sales Load.........          None
                4)   Sales Load on Reinvested Dividends.....          None
                5)   Sales Load on Purchases................          None


               Annual Fund Operating Expenses

                     Management Fees........................          0.75%
                     Distribution (12b-1) Fees..............          0.25%
                     Other Expenses.........................          0.42%
                     Total Annual Fund Operating
                       Expenses.............................          1.42%


     EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                          1       3        5         10
 Select Equities....................    $145     $449     $776     $1,702

TCW Galileo Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, in the Adviser's opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


              Glen E. Bickerstaff is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risk. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

Risk Considerations

Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.


                                   Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

                                   The Adviser may temporarily invest up to 100% of the Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of the Fund's shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. This is also true for investments in fixed income securities. High credit quality investments also react in value to interest rate changes.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing
-----------------

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk.
While the price of the Fund's shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

                      As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Credit Risk
-----------

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

     The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk". These securities are regarded as bonds predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund was investment in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status
----------------------

Because a relatively higher percentage of the Funds' assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

European Economic and Monetary Union
-------------------------------------

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by the Fund.

Management of the Fund

Investment Adviser

The Fund's investment adviser is TCW Investment Management Company (the ``Adviser'') and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of March 31, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $80 billion under management or committed to management.

Portfolio Manager

Below is the individual who has been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of his business experiences during the past five years:

Portfolio Manager       Business Experience During Last Five Years*

 Glen E. Bickerstaff    Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West since May 1998.
                        Previously, he was senior portfolio manager and Vice
                        President of Transamerica Investment Services.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement


The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the ``Advisory Agreement''), under the terms of which the Fund has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund's business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it an annual management fee of 0.75% of the average net asset value of the Fund.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

The Fund currently offer three classes of shares: Institutional (or Class I) Shares, Investor (or Class N) shares and Advisor Class shares. Shares of each class of the Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Investor (or Class N) and Advisor Class shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (``Distribution Plan'') adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Investor (or Class N) shares and Advisor Class shares for distribution and related services. Because these fees are paid out of the Fund's Advisor Class assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Advisor Class shares are also subject to an administrative services fee.
TCW Brokerage Services ("Distributor") the Fund's distributor, receives an administrative services fee at an annual rate of up to .25% of the average daily net assets of the Fund for procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Your Investment

Account Policies and Services

Investors in the Advisor Class may not purchase or sell (redeem) shares directly with the Fund. Shares may only be purchased or sold through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or sell shares. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Buying shares

Purchases of Advisor Class shares may be made only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order.

You pay no sales charges to invest in the Fund. Your price for the Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the retirement plans, brokers, bank trust departments, financial advisers or financial intermediaries from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Fund's Board.

Selling shares

You may sell Advisor Class shares only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Do not contact the Fund or its Transfer Agent. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Shares of the Fund may be sold on any business day. Sales are processed at the next NAV calculated after the order is accepted by the Fund's transfer agent. Orders received by the Fund's transfer agent from financial intermediaries after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the financial intermediaries from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. Proceeds from the sale will normally be wired the business day following receipt of the sale order, but no event later than seven days after receipt of such order.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days or until payment is collected, whichever is earlier.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Large Redemption Amounts
------------------------

The Funds also reserve the right to make a ``redemption in kind''--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund's assets).

                      The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

Distributions and Taxes

Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

  The financial data included in the table below have been derived from the financials of the Institutional Class shares of the Fund. Because the Advisor Class shares is a new class and did not commence operations until August___, 2001 there are no financial data to be presented in this Prospectus for the Advisor Class shares. The figures for the periods ended October 31 have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request. This information should be read in conjunction with the Fund's latest financial statements and notes thereto, which are included in the Statement of Additional Information, for the Institutional Class shares, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

TCW Galileo Select Equities Fund

                                                                             Year Ended October 31
                                                         ----------------------------------------------------------
                                                          2000        1999        1998        1997        1996
Per-Share Data ($)
 Net asset value, beginning of year                        $  20.69    $  16.89    $  19.29    $  15.93    $  13.69
                                                         ----------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                (0.08)      (0.07)      (0.02)       0.01        0.11
 Net realized and unrealized gain (loss) on investments        5.99        6.32        3.38        3.57        2.18
                                                         ----------------------------------------------------------
Total from investment operations                               5.91        6.25        3.36        3.58        2.29
                                                         ----------------------------------------------------------
 Distributions:
 Dividends from net investment income                            --          --          --       (0.02)      (0.05)
 Dividends from net realized gains on investments             (0.92)      (2.45)      (5.76)      (0.20)         --
 Total Distributions                                           0.92)      (2.45)      (5.76)      (0.22)      (0.05)
                                                         ----------------------------------------------------------
 Net asset value, end of year                              $  25.68    $  20.69    $  16.89    $  19.29    $  15.93

 Total return                                                 29.38%      42.12%      23.83%      22.68%      16.79%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $607,897    $288,546    $184,865    $156,113    $231,302
 Ratio of expenses to average net assets                       0.85%/1/    0.88%       0.86%       0.83%       0.82%
 Ratio of net income (loss) to average net assets             (0.31)%     (0.39)%     (0.14)%      0.08%       0.18%
 Portfolio turnover rate                                      52.37%      48.29%     103.51%      39.22%      39.58%

/1/ The Adviser has voluntarily agreed to reduce its fees, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense rates as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2000. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 0.86% for the year ended October 31, 2000.

For More Information

For all shareholder account information such as transactions and account inquiries:

Contact your financial intermediary

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o PFPC, Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:
TCW GALILEO FUNDS, INC.
http://www.tcwgroup.com

You may visit the SEC's web site at http://www.sec.gov to view text-only versions of the Funds filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

                      TCW Galileo Funds, Inc.

                      SEC file number: 811-7170

                      More information on the Fund is available free upon request, including the following:

                      Annual / Semi-Annual Report

                      Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                      Statement of Additional Information (SAI)

                      Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.